UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                    Date of Report (Date of earliest event reported): May 26, 2004

RAMCO-GERSHENSON PROPERTIES TRUST

(Exact name of registrant as specified in its Charter)

Maryland (State or other jurisdiction of incorporation)	1-10093 (Commission File Number)	13-6908486 (IRS Employer Identification No.)

     27600 Northwestern Highway, Suite 200, Southfield, Michigan 48034
(Address of principal executive offices) (Zip Code)

                    Registrant’s telephone number, including area code                    (248) 350-9900

                    Not applicable
(Former name or former address, if changed since last report)

Items 1 — 6. Not applicable.
Item 7. Financial Statements and Exhibits.
Item 8. Not applicable.
Item 9. Regulation FD Disclosure.
Items 10 — 12. Not applicable.
SIGNATURES
Press Release dated May 26, 2004

Items 1 - 6.          Not applicable.

Item 7.                    Financial Statements and Exhibits.

(a) — (b)	Not applicable.
(c)	Exhibits.
99.1 Press Release issued May 26, 2004

Item 8.                     Not applicable.

Item 9.                     Regulation FD Disclosure.

                                 On May 26, 2004, the Company issued the press release attached hereto as Exhibit 99.1.

Items 10 - 12.      Not applicable.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAMCO-GERSHENSON PROPERTIES TRUST
Date: June 1, 2004	By: /s/ Dennis Gershenson

	Name:	Dennis Gershenson
	Title:	President/CEO

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EXHIBIT INDEX

Exhibit	Description

99.1	Press release dated May 26, 2004

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